UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Weatherford International Ltd. (the “Company”) adopted an amended and restated Executive Non-Equity Incentive Compensation Plan (the “Plan”), dated to be effective as of January 1, 2014, to clarify and address certain mechanics of the existing Plan. Under the Plan, the Compensation Committee will continue to establish annual performance goals in order to determine whether cash awards would be made to certain officers based upon Company performance compared to such performance goals. The description of the Plan is qualified in its entirety by the terms of the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Additionally, on February 27, 2014, the Compensation Committee approved the grant of restricted share and performance unit awards under the Company’s 2010 Omnibus Incentive Plan to certain officers of the Company, notice of which was provided to the Board of Directors. The awards granted to the Chairman, Chief Executive Officer and President of the Company were separately ratified by the Board of Directors. The number of registered shares of the Company that vest under the performance unit awards will range from 0% to 200%, based on annual increases in the year-over-year stock price of the Company, measured on one, two and three year intervals. The terms and conditions of the performance unit awards are set forth in a form of award filed herewith as Exhibit 10.2 and incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

10.1	Weatherford International Ltd. (Switzerland) Executive Non-Equity Incentive Compensation Plan, as amended and restated February 27, 2014 to be effective January 1, 2014.
10.2	Form of Performance Unit Award Agreement (Shareholder Return) for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Date: March 4, 2014
/s/ Alejandro Cestero
Alejandro Cestero
Vice President, Co-General Counsel and Corporate Secretary

INDEX TO EXHIBIT

Number	Exhibit
10.1	Weatherford International Ltd. (Switzerland) Executive Non-Equity Incentive Compensation Plan, as amended and restated February 27, 2014 to be effective January 1, 2014.
10.2	Form of Performance Unit Award Agreement (Shareholder Return) for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan.